Exhibit 99.1

Management Presentation April 2013

Safe Harbor Statement 2 This presentation and other matters discussed today or answers that may be given to questions asked include forward-looking statements within the meaning of the federal securities laws. These statements, among other things, relate to Supernus’ business strategy, goals and expectations concerning its product candidates, future operations, prospects, plans and objectives of management. The words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases are used to identify forward-looking statements in this presentation. Supernus’ operations involve risks and uncertainties, many of which are outside its control, and any one of which, or a combination of which, could materially affect its results of operations and whether the forward-looking statements ultimately prove to be correct. Further information on these and other factors that could affect these forward-looking statements is contained in Supernus’ public filings with the Securities and Exchange Commission (SEC) from time to time, including our Annual Report or Form 10-K, which was filed with the Securities and Exchange Commission, and other filings with the SEC. Supernus assumes no obligation to update any forward-looking statements except as required by applicable law. Supernus has an Offering Memorandum for the offering to which this communication relates. Before you invest, you should read the Offering Memorandum for more complete information about the issuer and this offering. You may obtain a copy of this Offering Memorandum, including the sections titled “Special Note Regarding Forward-Looking Statements” and “Risk Factors,” by calling Jefferies LLC, Equity Syndicate Prospectus Department at (877) 547-6340, or Piper Jaffray & Co., Prospectus Department at (800) 747-3924.

Company Highlights 4 Commercial stage CNS pharma with robust pipeline Strong execution since IPO Two epilepsy products in multi-billion dollar market Oxtellar XR™ launched in February 2013 Trokendi XR™ to be launched in 3Q 2013 SPN-810 for Impulsive Aggression in ADHD Positive Phase IIb data in November 2012 SPN-812 for ADHD Positive Phase IIa data Strong R&D with six technology platforms Emerging Leader in CNS Multiple Value Drivers

23 Years of Successful Product Development Former Division of Shire Note: All trademarks are the property of their respective owners. 5

Experienced Executive Team Jack Khattar, MBA President & CEO 28 years (Shire, CIMA, Merck, Novartis, Playtex, Kodak) Pad Bhatt, Ph.D SVP, Intellectual Property, CSO 22 years (Shire, Alza, Dow Corning) Woody Bryan, Ph.D VP, Business Development 18 years (Shire, Schering-Plough, AAI) Tami Martin R.N, Esq. VP, Regulatory Affairs 22 years (Shire, Otsuka, Pyramid Regulatory Consulting, Hogan & Hartson) Greg Patrick ME, MBA Chief Financial Officer 30 years (Merck, MedImmune, Ventiv Health, Sopherion, Bionor Immuno, ROI2) Stefan Schwabe, Ph.D, MD EVP, R&D, Chief Medical Officer 25 years (Sanofi, Novartis, J&J) Victor Vaughn SVP, Sales 33 years (Shire, Fujisawa, Smithkline Beecham) 6

Product Indication Development NDA Launch Oxtellar XR™ Epilepsy Trokendi XR™ Epilepsy SPN-810 Impulsive Aggression in ADHD SPN-812 ADHD SPN-809 Depression February 2013 Tentative FDA Approval Two Product Launches & Exciting Mid Stage Pipeline 3Q 2013 Completed Phase IIb Completed Phase IIa IND 7

8 Outstanding Performance Since IPO Oxtellar XRTM Events Date of Achievement FDA Approval October 2012 Three Year Market Exclusivity November 2012 U.S. Launch February 2013 Trokendi XRTM Events Date of Achievement FDA Tentative Approval June 2012 Two U.S. Patents Issued October 2012 SPN-810 Events Date of Achievement Positive Phase IIb Data November 2012

 71% of patients report missing a dose at least once/month 45% reporting seizures after a missed dose 9 Serious Quality of Life Issues Increased Healthcare Costs Worsening of Condition Non-Compliance – A Serious Problem in Epilepsy Non-compliance leads to breakthrough seizures that cost annually in excess of $26,000 per patient

10 Major Causes Of Non-Compliance Multiple Medications Multiple Doses/ Day Timing of Dosing IR AEDs Significant Side Effects Lack of Tolerability Note: Immediate Release (“IR”) and Anti-Epileptic Drugs (“AEDs”).

11 Compliance Higher Effective Doses Reduced Side Effects & Improved Tolerability Reduced Dosing Frequency & Precise Timing Smooth/Consistent PK IR ER Reduced Breakthrough Seizures & Reliable Seizure Control Note: Extended Release (“ER”), Immediate Release (“IR”), Anti-Epileptic Drugs (“AEDs”) and Pharmacokinetics (“PK”). Extended-Release AEDs = Significant Patient Benefits

12 Physicians, Patients & Managed Care Appreciate Benefits of Extended-Release AEDs Switching from branded to generic AEDs can increase breakthrough seizures and healthcare cost Total healthcare costs 20% lower for use of branded topiramate compared to use of multiple generics 88% of physicians concerned with increase in breakthrough seizures from switching to generics 21 - 44% of AED patients report switching back to branded products compared to 8-9% in other therapeutic areas FDA actively reviewing generic substitution issues with narrow therapeutic index drugs

Oxtellar XR™: Launched in February 2013 13 The only once daily oxcarbazepine XR product in the U.S. Adjunctive therapy in partial seizures in adults & children 6-17 years Phase III trial established efficacy and safety Multicenter, randomized, placebo-controlled in refractory partial onset epilepsy 366 adult patients randomized to 1200mg, 2400mg or placebo Significant improvement in tolerability profile across many AEs Two U.S. patents issued with expiry no earlier than 2027 Three year market exclusivity granted

Oxtellar XR™: Significant Seizure Frequency Reduction 14 P=0.003 P=0.078 Oxtellar XR 2400 mg/d Oxtellar XR 1200 mg/d Placebo Reduction in Partial Seizure Frequency/28 Days (%) Reduction in Partial Seizure Frequency/28 Days (%) Oxtellar XR 2400 mg/d Oxtellar XR 1200 mg/d Placebo P=0.006 P=0.022 P values vs. placebo Change for Oxtellar XR 2400 mg/d was significant Both doses significantly reduced seizure frequency Double-Blind Phase (8 Countries) Double-Blind Phase (North America) 28.7 42.9 38.2 0 5 10 15 20 25 30 35 40 45 50 13.3 34.5 52.7 0 10 20 30 40 50 60

15 Number (%) of Patients With: Oxtellar XR 2400 mg/d (n=123) Oxtellar XR 1200 mg/d (n=122) Placebo (n=121) Any adverse event (AE) 85 (69) 69 (57) 67 (55) Treatment-related AEs 72 (58) 53 (43) 47 (39) AEs leading to discontinuation 37 (30) 20 (16) 15 (12) Discontinuations occurred on Trileptal® 2400 mg/d in 66.7% of patients - Barcs G, et al study (Epilepsia. 2000;41[12]:1597-607). Oxtellar XR™: Critical Improvement in AE Profile 55% Reduction in AE-Related Discontinuation vs. Trileptal® % of Patients With: Double Blind (16 weeks) Open label (1 year) All Oxtellar XR (n=245) All Oxtellar XR (n=214) AEs leading to discontinuation 23 5

16 Based on comparison of Oxtellar XR Study 301 vs. Trileptal PI (adjunctive therapy study in adults); differences in trial design exist between the two studies. *Dizziness includes vertigo in Trileptal group. * Oxtellar XR™: Can Enable Higher Dosing Improved AE Profile at Double the Dose of Trileptal® Oxtellar XR 2400 mg/d (n=123) Trileptal 1200 mg/d (n=171) 0 10 20 30 40 50 Asthenia Fatigue Nausea Vomiting Somnolence Headache Diplopia Dizziness

Trokendi XR™: To Be Launched in 3Q 2013 17 Received Tentative Approval on June 25, 2012 Based on bioequivalence strategy Final Approval pending expiration of J&J data exclusivity June 22, 2013 Related to 1-24 months pediatric population Trokendi XR did not seek approval for this patient population No additional clinical trials were required by the FDA Filed amendment in December 2012 If approved before June 22nd, will be a tentative approval Two issued U.S. patents with expiry no earlier than 2027

Trokendi XR™: Switch Study to Establish Bioequivalence 18 Design mimics dose switching in actual clinical practice Multicenter, open-label, 3-period conversion study Patients on other AEDs Established bioequivalence at steady-state of Trokendi XR™ to Topamax® Up to 28 Days 2 Weeks Treatment 2 Weeks Treatment Study Design Screening Topamax ® 200 – 400 mg/d Trokendi XR™ 200 – 400 mg/d

19 Overwhelming Patient Preference for Trokendi XR™ Patient Preference (n=61) Impact on Compliance (n=61) Over 90% of patients preferred once-daily Trokendi XR™ over twice-daily Topamax® Over 90% of patients agreed that once-daily Trokendi XR™ helps with compliance Patients (%) Patients (%) Trokendi XR Topamax 93.4% 6.6% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 8.2% 91.8% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% Yes No

A Proven and Efficient Commercial Strategy 20 Targeting Conversion of IR Epilepsy Patients to our XR Products Senior Commercial Expertise Relatively small population of neurologists Sales force of 75 reps building up to 100+ for two products Targeting top six deciles of prescribing physicians Synergy from overlap in physician audience between Oxtellar XR & Trokendi XR creating economies of scale Strong experience with key elements of commercial strategy: Similar CNS products (Epilepsy & ADHD) Switching from IR to XR

Trokendi XR™ & Oxtellar XR™ Target Significant Markets

Trokendi XR™

U.S. Topiramate Market



Topamax® Peak Sales: $2.7bn
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2001A 2002A 2003A 2004A 2005A 2006A 2007A 2008A 2009A 2010A 2011A 2012A

Oxtellar XR™

U.S. Oxcarbazepine Market



Trileptal® Peak Sales: $0.7bn
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2001A 2002A 2003A 2004A 2005A 2006A 2007A 2008A 2009A 2010A 2011A 2012A

(TRx's in millions)

Supernus® Pharmaceuticals

Source: IMS NPA.

21

XR Products Perform Well When Effectively Promoted 22 Note: Year 3 for Lamictal XR is based on 3 months of data (Jul-Sep 2011). % Of Molecule Prescriptions 12.5% 20.0% 27.5% 35.0% 40.0% 12.5% 21.5% 4.7% 12.3% 5.3% 2.6% 7.7% 22.0% 19.6% 11.0% 8.4% 1.8% 3.6% 5.6% 1.1% 2.3% 0.0% 10.0% 20.0% 30.0% 40.0% Year 1 Year 2 Year 3 Year 4 Year 5 Depakote ER Tegretol XR Carbatrol Keppra XR Lamictal XR

Trokendi XR™ & Oxtellar XR™: A Significant Opportunity 23 Period Post Launch Year 1 Year 2 Year 3 Year 4 Year 5 Total Market (MM TRx) 10.0 10.4 10.8 11.2 11.6 Conversion Rate (%) 1 3 4 5 6 7 8 10 11 12 Potential Prescriptions (k) Trokendi XR + Oxtellar XR 100 300 416 520 648 756 896 1120 1276 1392 Example of Average Net $/ Rx* 275 275 289 289 303 303 318 318 334 334 Potential Net Sales ($MM) 27 82 120 150 196 229 285 356 426 465 Illustrative Example Assumes Total Market of 10 MM Prescriptions (TRx) for Topiramate + Oxcarbazepine * Assumes annual market growth of 4% and annual price increase of 5%

Oxtellar XR™: Launch Update 24 More than 120 MM commercial lives covered Mainly Tier 3 unrestricted Additional 7 MM Medicaid lives covered with no PA or auto PA Reaching target physician audience Top 6 deciles Quality time with physicians Message delivered is well accepted Early patient cases very encouraging regarding product performance

SPN-810: Novel Product for Impulsive Aggression in ADHD 25 25% of children with ADHD have persistent conduct problems such as impulsive aggression Expected to be first product approved to treat this serious condition Co-morbidity in ADHD, schizophrenia, autism and bipolar disorder Molindone hydrochloride (D1&2, 5HT2A antagonist) Phase IIb in Impulsive Aggression (IA) in ADHD Multicenter, placebo-controlled, randomized ADHD children 6-12 yrs old with IA N=118, three doses and placebo Add-on to stimulant treatment Established safety & tolerability Established efficacy at low and medium doses

SPN-812: Novel Non-Stimulant for ADHD 26 Note: * Investigator-Rated CAARS Total ADHD Symptom Scores. ADHD affects 6% to 9% of all school-age children and 3% to 5% of all adults Expected to have a better side effect profile than current therapies Norepinephrine reuptake inhibitor NCE for U.S. market Positive Phase IIa trial showed: Safety & tolerability in 52 adults Efficacy with statistical significance vs. placebo* Developing extended-release product

Balance Sheet & Capitalization Debt (millions) Senior Secured Credit Facility $23.2 — Senior Secured Convertible Debt — $75.0 First Principal Payment March 2012 May 2019 Cumulative Scheduled Principal & Interest 2013 – 2015 $26.6 $16.3 Capitalization (millions) Basic Shares Outstanding 30.9 30.9 Options and Warrants Outstanding 0.6 0.6 Fully Diluted 31.5 31.5(3) Cash (millions) December 31, 2012 (2) Pro Forma (1) December 31, 2012 Cash and Cash Equivalents and Marketable Securities $88.5 $136.8(2) 27 Assumes $75.0 million of Convertible Debt at 7.250% coupon, $3.0 million of financing expenses and $23.2 million Senior Secured Credit Facility repayment with $0.5 million in associated expenses. Pro Forma Cash excludes potential proceeds from the $15 million over-allotment option. Pro Forma Capitalization excludes potential net share settlement shares. 1. 2. 3.

 Financing Designed to Take Company Through Cash Flow Break-Even High Gross Margin Business Outsourced Manufacturing, with Gross Margins of 90+% EPS & Free Cash Flow Opportunity At Steady State, Business Capable of Sustaining Pre-Tax Margins of 30+% Use of Proceeds ($ millions) Strategy Commercialization of Oxtellar XR and Trokendi XR 24 Sales force will be expanded in staged fashion Research and Development 19 Staged scale up of API & dosage form manufacture for pipeline candidates Next phase of clinical trials for SPN-810 commences 2014 Retire Venture Debt 20.6 Eliminate approximately $22.8 million in principal and interest payments in 2013 – 2015 Capital Expenditures 1 No significant manufacturing investments foreseen General, Administrative & General Corporate Purposes 7 Except for working capital, no anticipated material increase Staged programs confer considerable operational flexibility, allowing Company to carefully control cash expenditures 28

Company Highlights Commercial stage CNS pharma with robust pipeline Strong execution since IPO Two epilepsy products in multi-billion dollar market Oxtellar XR™ launched in February 2013 Trokendi XR™ to be launched in 3Q 2013 SPN-810 for Impulsive Aggression in ADHD Positive Phase IIb data SPN-812 for ADHD Positive Phase IIa data Strong R&D with six technology platforms Emerging Leader in CNS Multiple Value Drivers 29

Appendix 30

Low Detailing Limited Success of Keppra XR & Lamictal XR

Keppra XR



25.0
20.0
15.0
10.0
5.0
0.0
Number of Sales Calls (000's)
Launch of Vimpat
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
Keppra
Keppra XR
Vimpat

Lamictal XR



70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
Number of Sales Calls (000's)
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
Lamictal
Lamictal ODT
Lamictal XR

Supernus Pharmaceuticals

Source: IMS Health.

31

SPN-810: Positive Phase IIb Data Efficacy with Statistical Significance on Primary Endpoints at Low to Medium Doses 32 Primary Efficacy Endpoints (Treatment vs. placebo in ITT population) Low Dose Medium Dose High Dose R-MOAS Change All Patients P-value 0.071 0.115 0.943 Patients (>30kg) P-value 0.024 0.049 0.966 Patients (>30kg) % Reduction (80.9) (75.2) (44.4) R-MOAS Remission All Patients P-value 0.009 0.043 0.276 Patients (>30kg) P-value 0.004 0.021 0.086 Patients (>30kg) % Patients (66.7) (53.3) (41.2) R-MOAS = Retrospective - Modified Overt Aggression Scale R-MOAS Change = from Baseline (Visit 5) to Endpoint (Visit 10) R-MOAS Remission = Score of <10 (LOCF = Last Observation Carried Forward) at Endpoint (Visit 10)

SPN-810: Positive Phase IIb Data Efficacy with Statistical Significance on Secondary Endpoints at Low Dose 33 Secondary Efficacy Endpoints (Treatment vs. placebo in ITT population) Low Dose Medium Dose High Dose CGI-Severity All Patients P-value 0.133 0.308 0.245 Patients (>30kg) P-value 0.007 0.117 0.125 Patients (>30kg) % Improvement 41.3 31.1 29.5 CGI-Improvement All Patients P-value 0.175 0.061 0.888 Patients (>30kg) P-value 0.017 0.028 0.654 Patients (>30kg) % Improvement 34.5 35.5 21.2 SNAP-IV – ODD Subscale All Patients P-value 0.061 0.122 0.661 Patients (>30kg) P-value 0.039 0.179 0.861 Patients (>30kg) % Improvement 49.3 39.3 24.2 CGI = Clinical Global Impression SNAP –IV = Swanson, Nolan and Pelham , ADHD Rating Scale ODD = Oppositional Defiant Disorder